                                 AMENDMENT NO. 2
                    TO THE FLOW SALE AND SERVICING AGREEMENT

      This Amendment No. 2 (this "Amendment No. 2"), dated as of November 1,
2004, by and between Bank of America, N.A., a national banking association (the
"Purchaser") and SunTrust Mortgage, Inc. (the "Company"), amends the Flow Sale and Servicing Agreement (the "Flow Sale and Servicing Agreement"), dated
February 1, 2004, by and between Banc of America Mortgage Capital Corporation
(the "Initial Purchaser") and the Company, as amended by Amendment No. 1
("Amendment No. 1"), dated as of June 1, 2004, by and among the Company and the
Initial Purchaser, and as further amended by the Master Assignment, Assumption and Recognition Agreement (the "MAAR" and collectively with the Flow Sale and
Servicing Agreement and Amendment No. 1, the "Agreement"), dated as of September
1, 2004, by and among the Initial Purchaser, the Purchaser, the Company and
Wachovia Bank, National Association.

                               W I T N E S S E T H

      WHEREAS, pursuant to the Agreement, the Company has agreed to sell from time to time to the Purchaser first lien jumbo and conforming fixed rate mortgage loans; and

      WHEREAS, the Company and the Purchaser have agreed, subject to the terms and conditions of this Amendment No. 2, that the Agreement be further amended to reflect certain agreed upon revisions to the terms thereof.

      NOW, THEREFORE, in consideration of the mutual promises and mutual obligations set forth herein and other good and valuable consideration, the
Company and the Purchaser agree as follows:

  1.  Section 3.02(tt) of the Agreement is hereby amended by:

      a.    inserting the language "or (c) a `High Cost Loan' or `Covered Loan'
as defined in the S&P LEVELS(R) Glossary Version 5.6" immediately following
"applicable local law."

  2.  Section 3.02 of the Agreement is hereby amended by inserting the following as the new subsection (iii) therein:

      "(iii)  No Arbitration. No Mortgagor agreed to submit to arbitration to resolve any dispute arising out of or relating in any way to the related
      Mortgage Loan or the origination thereof."

      Upon execution of this Amendment No. 2, the Agreement as it relates to
Mortgage Loans sold to the Purchaser by the Company on or after the date hereof will be read to contain the above amendments as of the date hereof, and any future reference to the Agreement will mean the Agreement as so modified as of the date hereof and thereafter. The parties hereto acknowledge that the
Agreement has not been modified or amended, except as otherwise expressly described or provided herein.

      This Amendment No. 2 shall be construed in accordance with the laws of the
State of New York, and the obligation, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

      This Amendment No. 2 may be executed in one or more counterparts and by different parties hereto on separate counterparts, each of which, when so executed, shall constitute one and the same agreement.

      Any capitalized terms not otherwise defined herein will have the meanings assigned to them in the Agreement.

                        [SIGNATURE ON THE FOLLOWING PAGE]

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      IN WITNESS HEREOF, the parties have caused their names to be signed to this Amendment No. 2 by their respective duly authorized officers as of the date first written above.

BANK OF AMERICA, N.A.                     SUNTRUST MORTGAGE, INC.
Purchaser                                 Company

By: /s/ Bruce W. Good                     By: /s/ Cari Overby
    ----------------------------------        ----------------------------------

Name: Bruce W. Good                       Name: Cari Overby
     ---------------------------------          --------------------------------

Title: Vice President                     Title: Vice President
     ---------------------------------           -------------------------------

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